                                                       [JP Morgan Chase letterhead]

DATE:                      30 AUGUST 2006

 TO:                       JANET MARRONE
 FACSIMILE:                866-557-5673

CC:                        JPMORGAN CHASE BANK, NATIONAL ASSOCIATION

                           227 W. MONROE STREET, 26TH FLOOR
                           CHICAGO, IL 60606
                           ATTENTION:  KEITH RICHARDSON
TELEPHONE:                 312-267-5030
FACSIMILE:                 312-267-5210

FROM:                      JPMORGAN CHASE BANK, DERIVATIVES DOCUMENTATION
TELEPHONE:                 302-634-4960
FACSIMILE:                 888-803-3603

SUBJECT:                   FIXED INCOME DERIVATIVES CONFIRMATION AND AGREEMENT

REFERENCE NUMBER(S):

The purpose of this letter agreement (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between JPMorgan Chase Bank ("JPMC" or "Morgan") and  JPMorgan Chase Bank,
National Association, not in its individual capacity but solely as Indenture Trustee for the benefit of GMACM HOME EQUITY LOAN TRUST
2006-HE3, GMACM Home Equity Loan-Backed Term Notes, Series 2006-HE3 (the "Counterparty").  This Confirmation, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a
"Confirmation" as referred to in the ISDA Form Master Agreement (as defined below) and supplements, forms a part of and is subject to the provisions of the ISDA Form Master Agreement as if JPMC and the Counterparty had signed an ISDA Form Master Agreement (the ISDA
Form Master Agreement, as supplemented by the terms of this Confirmation, the "Agreement").

I.     This Agreement is subject to and incorporates the 2000 ISDA Definitions  (the  "Definitions"),  as published by the  International
Swaps and  Derivatives  Association,  Inc.  ("ISDA").  JPMC and the  Counterparty  have  agreed to enter into this  Agreement  in lieu of negotiating  a Schedule to the 1992 ISDA Master  Agreement  (Multicurrency--Cross  Border)  form (the "ISDA Form Master  Agreement")  but, rather,  an ISDA Form Master  Agreement shall be deemed to have been executed by JPMC and the  Counterparty on the date that JPMC and the
Counterparty  entered  into the  Transaction.  In the  event of any  inconsistency  between  the  provisions  of this  Agreement  and the
Definitions  or the ISDA Form Master  Agreement,  this  Agreement  shall  prevail for  purposes  of the  Transaction.  Terms used and not otherwise  defined  herein,  in the ISDA Form  Master  Agreement  or the  Definitions  shall have the  meanings  assigned  to them in the
Indenture,  dated August 30, 2006, between GMACM Home Equity Loan Trust 2006-HE3 (the "Trust) and the Counterparty,  as Indenture Trustee
(the  "Indenture").]  Each reference to a "Section" or to a "Section of this  Agreement" will be construed as a reference to a Section of the ISDA Form Master Agreement.

II.    The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:                 Rate Cap

       Notional Amount:                     With respect to any Calculation  Period,  the amount set forth for such period in Schedule I, attached hereto.

       Trade Date:                          24 August 2006

       Effective Date:                      25 September 2006

       Termination Date:   25 May 2008, subject to adjustment in accordance with the Following Business Day Convention.

       FIXED AMOUNT (PREMIUM):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:30 August 2006

              Fixed Amount:USD 10,000.00

       FLOATING AMOUNTS:

              Floating Rate Payer:          JPMC

              Floating Rate Payer
              Payment Amount:               In  respect  of any  Calculation  Period,  an  amount  equal  to  the  product  of (a)  the applicable  Notional  Amount times (b) the Floating Rate Day Count  Fraction  times (c) the greater of zero and the  remainder  of (i) the lesser of the  applicable  Floating  Rate or
                                            9.89% less (ii) the applicable CAP Strike A

              Floating Rate Payer
              Period End Dates:             The 25th  calendar day of each month  during the Term of this  Transaction,  commencing  25
                                            October 2006 and ending on the Termination  Date,  subject to adjustment in accordance with the Business Day Convention.

              Floating Rate Payer
              Payment Dates:                Early  Payment  shall be  applicable.  The Floating  Rate Payer  Payment Dates shall be one
                                            Business Day preceding each Floating Rate Payer Period End Date.

              Floating Rate Option:         USD-LIBOR-BBA

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               Actual/360

              Reset Dates: The first day of each Calculation Period

              Compounding: Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

       Calculation Agent:                   JPMC

III. PROVISIONS DEEMED INCORPORATED IN A SCHEDULE TO THE ISDA FORM MASTER AGREEMENT:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply.

2) Termination Provisions. For purposes of the ISDA Form Master Agreement:

         (a)      "Specified Entity" is not applicable to JPMC or Counterparty for any purpose.

         (b)      "Specified Transaction" is not applicable to JPMC or Counterparty for any purpose.

         (c)      The provisions of Sections 5(a)(ii), 5(a)(iii), 5(a)(iv), 5(a)(v), 5(a)(vi) and 5(b)(iv) shall not apply to JPMC or
         Counterparty.

         (d)      The "Automatic Early Termination" provision of Section 6(a) will not apply to JPMC or to Counterparty.

         (e)      Payments on Early Termination.  For the purpose of Section 6(e):

                      (i)  Market Quotation will apply.

             (ii) The Second Method will apply.

         (f)      "Termination Currency" means United States Dollars.

         (g)      The "Bankruptcy" provision of Section 5(a)(vii)(2) will not apply to Counterparty.

         (h)      The occurrence of the following event shall constitute an "Additional Termination Event" for purposes of Section
         5(b)(v):

                  the occurrence of an Additional Termination Event as forth in the Ratings Downgrade Provisions hereof.  If this
                  Additional Termination Event occurs, JPMC shall be the sole Affected Party and all Transactions then outstanding between the parties shall be Affected Transactions.

         (i)      RATINGS  DOWNGRADE  PROVISIONS.  Unless  written  notification  to the  contrary  has been  received  from the Rating
         Agencies,  following  the  occurrence  of a Ratings  Event I and/or a Ratings  Event II, the  parties  shall  comply  with the following provisions, as applicable.

         I.       If a Ratings Event I shall occur and be continuing  with respect to JPMC,  then JPMC shall,  within 5 Local  Business
         Days of the  occurrence  of such  Ratings  Event I, give notice of the  occurrence  of such Ratings  Event I to  Counterparty.
         Following the occurrence of such Ratings Event I, JPMC shall within 30 calendar days, at its own expense, either:

                           (A) provide, or cause to be provided, a Third Party Credit Support Document to Counterparty;

                           (B) transfer JPMC's rights and obligations under the Agreement and all Confirmations to another party; or

                           (C) deliver  Eligible  Collateral to Counterparty in accordance with the terms of an Approved Credit Support
                           Document;  provided,  however that JPMC's rights under this subparagraph (C) are subject to the confirmation of the Rating Agencies.  Notwithstanding  the foregoing,  JPMC's  obligations  under this Part IIII(2)(i) to post Eligible  Collateral under the Approved Credit Support Document shall remain in effect only for so long as a Ratings Event I is continuing with respect to JPMC.

         Each of I(A), I(B) and I(C) above shall be subject to satisfaction of the Rating Agency Condition.

         If, on or prior to the date that is 30 calendar  days after the  occurrence  of a Ratings  Event I, JPMC has  provided a Third
         Party Credit  Support  Document as provided in I(A) above and the Rating Agency  Condition has been  satisfied,  then,  for so long as such Third Party Credit  Support  Document is in effect and the Rating  Agency  Condition  continues to be  satisfied,
         JPMC shall have no further obligations in respect of this Part III(2)(i)(I).

         The failure by JPMC to comply with the provisions  hereof shall constitute an Additional  Termination  Event, with JPMC as the sole Affected Party and all Transactions then outstanding between the parties as Affected Transactions.

         II.      If a Ratings Event II shall occur and be continuing  with respect to JPMC,  then JPMC shall,  within 5 Local Business
         Days of the  occurrence  of such Ratings Event II, give notice of the  occurrence  of such Ratings  Event II to  Counterparty.
         Following the occurrence of such Ratings Event II, JPMC shall, within 10 business days, at its own expense, either:

                           (A) to the extent that is has not already done so in accordance with  Part III(2)(i)(I),  provide,  or cause to be provided, a Third Party Credit Support Document to Counterparty; or

                           (B) transfer JPMC's rights and obligations under the Agreement and all Confirmations to another party.

         Each of II(A) and II(B) above shall be subject to satisfaction of the Rating Agency Condition.

         If, on or prior to the date that is 10 business  days after the  occurrence  of a Ratings  Event II, JPMC has provided a Third
         Party Credit Support  Document as provided in II(A) or I(A) above and the Rating Agency  Condition has been  satisfied,  then, for so long as such Third  Party  Credit  Support  Document  is in effect  and the Rating  Agency  Condition  continues  to be satisfied,  then,  (i) JPMC shall have no further  obligations  in respect of this Part  III(2)(i)(II)  and,  (ii) if JPMC was delivering  Eligible  Collateral to Counterparty in accordance with the terms of an Approved Credit Support Document  pursuant to the provisions of Part III(2)(i)(I)  hereof,  JPMC shall have no further  obligations to deliver Eligible  Collateral under the Approved Credit Support Document.

         If,

                           (i) on or prior to the date that is 10 business  days after the  occurrence  of a Ratings Event II, JPMC has not provided a Third Party Credit Support  Document as provided in II(A) above or transferred its rights and obligations as provided in II(B) above, or

                           (ii) JPMC has  provided a Third Party  Credit  Support  Document as provided in II(A) or I(A) above but such
                           Third Party Credit  Support  Document has ceased to be in effect  and/or the Rating  Agency  Condition is no longer satisfied,

         then, on the first Local  Business Day  following the date that is 10 business days after the  occurrence of the Ratings Event
         II (in respect of (i) above) or on the first Local  Business Day  following  the date on which the Third Party Credit  Support
         Document  referred to in (ii) above has ceased to be in effect and/or fails to satisfy the Rating Agency  Condition,  and only to the extent that JPMC is not already  delivering  Eligible  Collateral to  Counterparty  in accordance  with the terms of an
         Approved Credit Support Document pursuant to the provisions of Part III(2)(i)(I)  hereof,  Counterparty shall demand that JPMC deliver  Eligible  Collateral to  Counterparty  in accordance  with the terms of an Approved  Credit  Support  Document.  Upon request  and only if  necessary  to  satisfy  the  Rating  Agency  Condition,  concurrently  with such  delivery  of  Eligible
         Collateral,  JPMC shall cause its counsel to deliver to Counterparty  an opinion as to the  enforceability  of  Counterparty's security  interest in such  Eligible  Collateral in all relevant  jurisdictions.  Notwithstanding  JPMC's  posting of Eligible
         Collateral  in  accordance  with the terms of the  Approved  Credit  Support  Document,  JPMC shall use best efforts to either transfer  its rights and  obligations  to an  acceptable  third party or to provide a Third  Party  Credit  Support  Document.
         Notwithstanding  the  foregoing,  JPMC's  obligations  under this Part  III(2)(i)(II)  to find a transferee or provide a Third
         Party Credit Support  Document and to post Eligible  Collateral  under the Approved  Credit  Support  Document shall remain in effect only for so long as a Ratings Event II is  continuing  with respect to JPMC.  Notwithstanding  the  foregoing,  if such
         Ratings Event II is of the type described in clause (a) of the definition  thereof,  then JPMC must follow  subparagraph II(B)
         above.

         The failure by JPMC to comply with the provisions  hereof shall constitute an Additional  Termination  Event, with JPMC as the sole Affected Party and all Transactions then outstanding between the parties as Affected Transactions.

         As used herein:

         "Approved  Credit  Support  Document"  means a security  agreement  in the form of the 1994 ISDA  Credit  Support  Annex (ISDA
         Agreements  Subject to New York Law Only), as modified by the Paragraph 13 thereto,  which Paragraph 13 will be in the form of
         Annex A to this Agreement.

         "Moody's" means Moody's Investors Service, Inc. or any successor thereto.

         "Rating Agencies" means S&P and Moody's.

         "Rating  Agency  Condition"  means,  with respect to any  particular  proposed act or omission to act hereunder that the party acting or failing to act must consult with any of the Rating  Agencies  then  providing a rating of the Notes and receive from the Rating  Agencies a prior  written  confirmation  that the  proposed  action or  inaction  would not cause a  downgrade  or withdrawal of the then-current rating of the Notes.

         "Ratings Event I" shall occur with respect to JPMC if JPMC's  long-term  senior unsecured debt rating by Moody's is lower than
         A1 or is A1 on negative  watch or JPMC's  short-term  senior  unsecured  debt rating by Moody's is lower than P-1 or is P-1 on negative watch or if JPMC's short-term senior unsecured debt rating by S&P is lower than A-1;

         "Ratings  Event II" shall occur with respect to JPMC if (a) JPMC's  long-term  senior  unsecured  debt rating by S&P is BB+ or lower or (b) JPMC's  long-term senior  unsecured debt rating by Moody's is A3 or lower or JPMC's  short-term  senior unsecured debt rating by Moody's is P-2 or lower;

         "S&P" means by Standard & Poor's Ratings Service or any successor thereto; and

         "Third Party Credit Support Document" means any agreement or instrument (including any guarantee,  insurance policy,  security agreement or pledge  agreement)  whose terms provide for the guarantee of JPMC's  obligations  under this Agreement by a third party.

3) Tax Representations.

         (a) Payer Representations.  For the purpose of Section 3(e), each of JPMC and the Counterparty will make the following representations:

         It is not required by any applicable law, as modified by the practice of any relevant  governmental revenue authority,  of any
         Relevant  Jurisdiction  to make any  deduction  or  withholding  for or on account  of any Tax from any  payment  (other  than interest  under Section 2(e),  6(d)(ii) or 6(e) of this  Agreement) to be made by it to the other party under this  Agreement.
         In making this representation, it may rely on:

                  (i)      the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

                  (ii)     the  satisfaction  of the agreement  contained in Section  4(a)(iii) of this  Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(iii) of this Agreement; and

                  (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

         provided  that it shall not be a breach of this  representation  where  reliance  is placed on clause (ii) and the other party does not  deliver a form or document  under  Section  4(a)(iii)  by reason of material  prejudice  to its legal or  commercial position.

         (b) Payee  Representations.  For the purpose of Section 3(f) of this  Agreement,  each of JPMC and the  Counterparty  make the following representations.

                  For the purpose of Section 3(f),  JPMC and  Counterparty  each  represent,  respectively,  that it is a United States
                  Person for U.S.  federal  income tax  purposes and either (a) is a financial  institution  or (b) is not acting as an agent for a person that is not a United States Person for U.S. federal income tax purposes.

4) Limitation on Events of Default.

Notwithstanding  the terms of Sections 5 and 6 of this Agreement,  if at any time and so long as the Counterparty has satisfied in full all its payment  obligations  under  Section  2(a)(i) of this  Agreement  and has at the time no future  payment  obligations,  whether absolute  or  contingent,  under such  Section,  then unless JPMC is required  pursuant  to  appropriate  proceedings  to return to the
Counterparty  or  otherwise  returns to the  Counterparty  upon demand of the  Counterparty  any portion of any such  payment,  (a) the occurrence of an event  described in Section 5(a) of this Agreement with respect to the  Counterparty  shall not constitute an Event of
Default  or  Potential  Event of Default  with  respect to the  Counterparty  as  Defaulting  Party and (b) JPMC shall be  entitled  to designate an Early  Termination Date pursuant to Section 6 of this Agreement only as a result of the occurrence of a Termination  Event set forth in either Section 5(b)(i) or 5(b)(ii) of this Agreement with respect to JPMC as the Affected Party.

5) Documents to be Delivered. For the purpose of Section 4(a) (i) and 4(a) (iii):

For the purpose of Sections 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable:

         (1) For the purpose of Sections  4(a)(i) and (ii) of this  Agreement,  Counterparty  agrees to deliver a complete and accurate
         United States Internal  Revenue Service Form W-9 (or any applicable  successor form), in a manner  reasonably  satisfactory to
         JPMC, (I) upon execution of this  Agreement;  (II) promptly upon  reasonable  demand of JPMC, and (III) promptly upon learning that any such form previously filed by Counterparty has become obsolete or incorrect.

         (2) JPMC will, upon execution of this Agreement, deliver a certificate (or, if available, the current authorized signature book of JPMC) specifying the names, title and specimen signatures of the persons authorized to execute this Agreement on its behalf.

         (3) The Counterparty will, on demand, deliver a certificate (or, if available, the current authorized signature book of the Counterparty) specifying the names, title and specimen signatures of the persons authorized to execute this Agreement on its behalf.

         (4) The Counterparty will, upon execution of this Agreement, deliver a conformed copy of the Indenture.

         (5) JPMC will, upon execution of this Agreement, deliver a legal opinion of counsel in form and substance satisfactory to the other party regarding this Agreement and any other matters as such other party may reasonably request.

6)  Miscellaneous.

         (a)               Address for Notices:  For the purposes of Section 12(a) of this Agreement:

         Address for notices or communications to JPMC:

                  Address: JPMorgan Chase Bank
                                    270 Park Avenue, 41st Floor
                                    New York, New York  10017-2070
                  Attention:        Legal Department-Derivatives Practice Group
                  Facsimile No.:    (212) 270-3620
                  Telex No.:        232337; Answerback:  CBC UR

                  (For all purposes)

         Address for notices or communications to the Counterparty:

                  Address: JPMorgan Chase Bank,
                                    227 W. Monroe Street, 26th Floor
                                    Chicago, IL 60606

                  Attention:        Worldwide Securities Services-GMACM 2006-HE3
                  Facsimile No.:    312-267-5210
                  Telephone:        312-267-5030

                  with a copy to:

                  Address: 100 Witmer Road
                                    Horsham, PA 19044
                  Attention:        Janet Marrone
                  Facsimile No.:    215-682-1151
                  Telephone:        215-682-1557

                  (For all purposes)

         (b)      Process Agent.  For the purpose of Section 13(c):

                           JPMC appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

         (c)      Offices. The provisions of Section 10(a) will not apply to this Agreement.

         (d)      Multibranch Party.  For the purpose of Section 10(c) of this Agreement:

                  JPMC is not a Multibranch Party.

                  The Counterparty is not a Multibranch Party.

(e)      Calculation Agent.  The Calculation Agent is JPMC.

         (f)      Credit Support Document.

                  With respect to JPMC, if applicable, any Third Party Credit Support Document delivered by JPMC shall constitute a
                  Credit Support Document.

                  With respect to JPMC and the Counterparty, if applicable, any Approved Credit Support Document shall constitute a
                  Credit Support Document.

         (g)      Credit Support Provider.

                  JPMC:             the party  guaranteeing  JPMC's  obligations  hereunder  pursuant to a Third Party  Credit  Support
                  Document, if any, shall be a Credit Support Provider.

                  The Counterparty: Not Applicable

         (h)      Governing Law.    The  parties to this  Agreement  hereby  agree  that the law of the State of New York shall  govern their rights and duties in whole.

        (i)       WAIVER OF JURY TRIAL.  Each party waives,  to the fullest extent  permitted by applicable  law, any right it may have to a trial by jury in respect of any suit,  action or proceeding  relating to this Agreement or any Credit  Support  Document.
         Each party (i)  certifies  that no  representative,  agent or attorney of the other party or any Credit  Support  Provider has represented,  expressly  or  otherwise,  that such other party would not, in the event of such a suit,  action or  proceeding, seek to enforce the foregoing  waiver and (ii)  acknowledges  that it and the other party have been induced to enter into this
         Agreement  and provide for any Credit  Support  Document,  as  applicable,  by,  among other  things,  the mutual  waivers and certifications in this Section.

        (j)SEVERABILITY.  In the event any one or more of the provisions  contained in this Agreement should be held invalid,  illegal, or unenforceable  (in whole or in part) in any respect,  the remaining terms,  provisions,  covenants and conditions  hereof shall  continue in full force and effect as if this  Agreement had been executed with the invalid or  unenforceable  portion eliminated,  so long as this Agreement as so modified continues to express,  without material change the original intentions of the parties as to the subject  matter of this  Agreement  and the  deletion of such  portion of this  Agreement  will not substantially  impair the respective  benefits or  expectations of the parties to this Agreement;  provided,  however,  that this  severability  provision  shall not be  applicable  if any  provision  of Section 2, 5, 6 or 13 (or any  definition  or provision  in Section 14 to the extent it relates  to, or is used in or in  connection  with any such  Section)  shall be so held to be invalid or unenforceable.

        (k)NO GROSS-UP FOR  COUNTERPARTY.  Section 2(d) of the Agreement  shall not apply with respect to the  Counterparty so that the
           Counterparty shall not be obligated to gross up pursuant thereto.

        (l)       JPMC ACKNOWLEDGMENT.  Notwithstanding anything to the contrary in this Agreement, JPMC hereby

                 (a)  acknowledges and agrees that the Counterparty has pledged its rights under this Agreement to the Trustee pursuant to the  Indenture  and that in the event of an Event of Default (as defined in the  Indenture)  the Trustee  shall be entitled to exercise all rights and remedies of a secured party with respect to this Agreement; and

                 (b) agrees that, unless notified in writing by the Trustee of other payment instructions,  any and all amounts payable by JPMC to the Counterparty shall be paid to the Trustee.

        (m)NO  PETITION;  LIMITED  RECOURSE.  JPMC  hereby  agrees that it shall not  institute  against,  or join any other  Person in instituting  against  or cause  any  other  Person to  institute  against  the  Trust or the  Counterparty  any  bankruptcy, reorganization,  arrangement,  insolvency,  moratorium or liquidation proceedings or other proceedings under U.S. federal or state or other  bankruptcy  or  similar  laws.  Notwithstanding  the  foregoing,  nothing  herein  shall  prevent  JPMC from participating in any such proceeding once commenced.  This provision shall survive termination of this Agreement.

          JPMC hereby  acknowledges  and agrees  that the  Counterparty's  obligations  hereunder  will be solely the limited  recourse obligations of the Counterparty,  and that Morgan will not have any recourse to any of the directors,  officers,  employees, shareholders or affiliates of the Counterparty  with respect to any claims,  losses,  damages,  liabilities,  indemnities or other obligations in connection with any transactions  contemplated  hereby.  Notwithstanding  any other provisions  hereof, recourse  in  respect  of any  obligations  of the  Counterparty  to JPMC  hereunder  or  thereunder  will be limited to the
           Collateral and on the exhaustion  thereof all claims against the  Counterparty  arising from this  Confirmation or any other transactions contemplated hereby or thereby shall be extinguished.

        (n)ADDITIONAL REPRESENTATIONS.  Section 3 is hereby amended by adding at the end thereof the following paragraphs:

                          "(g) It is an `eligible  contract  participant'  under,  and as defined in,  Section  1a(12) of the Commodity
                             Exchange Act, as amended.

                          (h) Each  party  will be  deemed  to  represent  to the  other  party on the date on which it  enters  into a
                             Transaction  that (absent a written  agreement  between the parties  that  expressly  imposes  affirmative obligations to the contrary for that Transaction):

                                   (i)NON-RELIANCE.  It is acting for its own account,  and it has made its own  independent  decisions to enter into that  Transaction  and as to whether that  Transaction is appropriate or proper for it based upon its own  judgment  and upon advice from such  advisers as it has deemed  necessary.
                                      It is not relying on any communication  (written or oral) of the other party as investment advice or as a recommendation to enter into that  Transaction;  it being understood that information and explanations  related  to the terms  and  conditions  of a  Transaction  shall not be  considered investment advice or a recommendation to enter into that Transaction.  No communication  (written or oral)  received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                                   (ii)     ASSESSMENT AND  UNDERSTANDING.  It is capable of assessing the merits of and  understanding
                                      (on its own behalf or through independent  professional advice), and understands and accepts, the terms,  conditions and risks of that  Transaction.  It is also capable of assuming,  and assumes, the risks of that Transaction.

                                   (iii)    STATUS OF PARTIES.  The other  party is not acting as a  fiduciary  for or an adviser to it in respect of that Transaction."

                                   (iv)     TRUSTEE  CAPACITY.  It is  expressly  understood  and  agreed by the  parties  hereto  that insofar as this  Agreement is executed by the  Indenture  Trustee (i) this  Agreement is executed and delivered by JPMorgan Chase Bank,  National  Association,  not in its individual capacity but solely as  Indenture  Trustee for the  benefit of the Trust,  (ii) under no  circumstances  shall
                                      JPMorgan Chase Bank, National Association,  in its individual capacity,  or otherwise,  be liable for the  payment of any  indebtedness  or  expenses or be liable for the breach or failure of any obligation,  representation,  warranty or  covenant  made or  undertaken  by the Trust under this
                                      Agreement,  and (iii) each of the  representations,  undertakings  and agreements  herein made on behalf of the  Counterparty  is made and intended not as personal  representations,  undertakings and agreements of the Indenture  Trustee but is made and intended for the purpose of binding only the Trust.

        (o)AMENDMENT TO SECTION 7 OF THE AGREEMENT. Section 7 of the Agreement is hereby amended by:

               (i) adding the words "and the confirmation of the Rating Agencies"  immediately  following the word "party" in the third line thereof; and

               (ii) adding the following sentence immediately following the final sentence thereof:

               "In addition,  each  transfer  effected in  accordance  with this Section  shall be effective  only if the Rating Agency
                  Condition is satisfied and each transfer  effected pursuant to Section 6(b)(ii) shall be effective only if the Rating
                  Agencies receive prior notice of such transfer."

        (p)AMENDMENT  TO SECTION 9(B) OF THE  AGREEMENT.  Section 9(b) of the  Agreement  is amended by adding the  following  sentence immediately following the end of the first sentence thereof:

                   "In addition,  no amendment  modification or waiver in respect of this Agreement will be effective unless the Rating
                    Agency Condition is satisfied."

        (q)SET-OFF.  Notwithstanding  any  provision  of  this  Agreement  or any  other  existing  or  future  agreement,  each  party irrevocably  waives any and all rights it may have to set off,  net,  recoup or  otherwise  withhold or suspend or condition payment or performance  of any obligation  between it and the other party  hereunder  against any obligation  between it and the other party under any other  agreements.  The  provisions  for Set-off set forth in Section 6(e) of the Agreement  shall not apply for this Transaction.

        (r)       AMENDMENT TO SECTION 6(E) OF THE  AGREEMENT.  Section 6(e) of the  Agreement is amended by deleting the last sentence of the introductory paragraph thereof.

7.  Account Details and
     Settlement Information:                       PAYMENTS TO JPMC:

                                                     JPMorgan Chase Bank, NY
                                                     SWIFT: CHASUS33
                                                     ABA #021000021
                                                     Account #99997979
                                                     Attention: Derivatives Department

                                                   PAYMENTS TO COUNTERPARTY:

                                                   JPMorgan Chase Bank, N.A.-New York, NY
                                                   ABA #021000021
                                                   Account: Chicago Structured Finance
                                                   Account #507199782
                                                   F/F/C: GMACM 2006-HE3

Counterparty  agrees to check this Agreement and to confirm that the foregoing  correctly  sets forth the terms of the agreement  between the parties hereto with respect to the  Transaction  (and, to the extent covered  hereby,  any subsequent  Transaction) by signing in the space below and returning to JPMC at facsimile  number  888-803-3606 a signed facsimile of this Agreement.  For inquiries  regarding U.S.
Transactions,  please contact Client Service Group by telephone at  302-634-4960  Originals will be provided for your execution upon your request.

We are very pleased to have  executed this  Transaction  with you and we look forward to completing  other  transactions  with you in the near future.

Very truly yours,

JPMORGAN CHASE BANK

By:________________________________________
     Name:
     Title:

AGREED AND ACCEPTED AS OF THE TRADE DATE
BY:  JPMorgan Chase Bank, National Association, not in its individual capacity but solely as Indenture Trustee for the benefit of GMACM
       HOME EQUITY LOAN TRUST 2006-HE3, GMACM Home Equity Loan-Backed Term Notes, Series 2006-HE3

By: _______________________________________
     Name:
     Title:

                                                               SCHEDULE I

    START PERIOD           END PERIOD              NOTIONAL           CAP STRIKE A
     25-Sept-06             25-Oct-06           571,825,082.60            7.86
      25-Oct-06             25-Nov-06           551,856,988.76            7.60
      25-Nov-06             25-Dec-06           528,771,147.75            7.87
      25-Dec-06             25-Jan-07           503,364,256.00            7.61
      25-Jan-07             25-Feb-07           476,682,681.89            7.61
      25-Feb-07             25-Mar-07           447,760,976.87            8.45
      25-Mar-07             25-Apr-07           416,725,512.89            7.61
      25-Apr-07             25-May-07           383,773,173.83            7.87
      25-May-07             25-Jun-07           349,096,147.55            7.61
      25-Jun-07             25-Jul-07           313,586,404.57            7.87
      25-Jul-07             25-Aug-07           277,867,052.54            7.61
      25-Aug-07             25-Sep-07           242,879,583.48            7.61
      25-Sep-07             25-Oct-07           208,616,290.40            7.87
      25-Oct-07             25-Nov-07           175,313,590.92            7.61
      25-Nov-07             25-Dec-07           143,189,955.53            7.87
      25-Dec-07             25-Jan-08           112,444,904.90            7.61
      25-Jan-08             25-Feb-08            83,019,593.20            7.61
      25-Feb-08             25-Mar-08            54,857,675.69            8.15
      25-Mar-08             25-Apr-08            27,905,202.89            7.61
      25-Apr-08             25-May-08              2,110,519.01           7.87

                                                                                                                                ANNEX A

                                                            PARAGRAPH 13 TO
                                                         CREDIT SUPPORT ANNEX

                                                        to the Schedule to the
                                                           Master Agreement

                                                      dated as of AUGUST 30, 2006

                                                                between

-------------------------------------------------- ---------- -----------------------------------------------
               JPMORGAN CHASE BANK                    and       JPMorgan Chase Bank, National Association,
                   ("MORGAN")                                  not in its individual capacity but solely as
                                                                Indenture Trustee for the benefit of GMACM
                                                               HOME EQUITY LOAN TRUST 2006-HE3, GMACM Home
                                                                  Equity Loan-Backed Term Notes, Series
                                                                        2006-HE3 ("COUNTERPARTY")
-------------------------------------------------- ---------- -----------------------------------------------

Paragraph 13. Elections and Variables

(a)      Security  Interest for  "Obligations".  The term  "Obligations" as used in this Annex includes no additional  obligations with respect to either party.

(b)      Credit Support Obligations.

         (i)      Delivery Amount, Return Amount and Credit Support Amount.

                  (A)      "Delivery Amount" has the meaning specified in Paragraph 3(a).

                  (B)      "Return Amount" has the meaning specified in Paragraph 3(b).

                  (C)      "Credit Support Amount" shall not have the meaning specified in Paragraph 3(b) and, instead, will have the following meaning:

                  "Credit Support Amount" means, for any Valuation Date, (i) the Secured Party's Modified Exposure for that Valuation
                  Date minus (ii) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

         (ii)     Eligible Collateral.  The following items will qualify as "Eligible Collateral":

------------ -------------------------------------------------------------- -------------- ----------------
                                                                               Morgan        "Valuation
                                                                                             Percentage"
------------ -------------------------------------------------------------- -------------- ----------------
(A)          USD Cash                                                             X             100%
------------ -------------------------------------------------------------- -------------- ----------------
(B)          Negotiable debt obligations issued by the U.S. Treasury              X              98%
             Department having a remaining maturity of one year or less from the Valuation Date
------------ -------------------------------------------------------------- -------------- ----------------
(C)          Negotiable debt obligations issued by the U.S. Treasury              X              86%
             Department having a remaining maturity of more than one year but less than ten years from the Valuation Date
------------ -------------------------------------------------------------- -------------- ----------------
(D)          Negotiable debt obligations issued by the U.S. Treasury              X             79.2%
             Department having a remaining maturity of ten years or more from the Valuation Date
------------ -------------------------------------------------------------- -------------- ----------------
(E)          Agency Securities having a remaining maturity of one year or         X             97.6%
             less from the Valuation Date
------------ -------------------------------------------------------------- -------------- ----------------
(F)          Agency Securities having a remaining maturity of more than           X             85.1%
             one year but less than ten years from the Valuation Date
------------ -------------------------------------------------------------- -------------- ----------------
(G)          Agency Securities having a remaining maturity of ten years           X             74.8%
             or more from the Valuation Date
------------ -------------------------------------------------------------- -------------- ----------------
(H)          USD denominated Commercial Paper rated A1/P1 by S&P and              X              99%
             Moody's respectively, that (a) settles within DTC, (b) is
             not issued by Morgan or any of its Affiliates and (c) has a remaining maturity of 30 days or less from the Valuation Date
------------ -------------------------------------------------------------- -------------- ----------------

                  For purposes of the foregoing:

(a) "Agency  Securities"  means negotiable debt  obligations  which are fully guaranteed as to both principal and interest by the Federal
                           National Mortgage Association,  the Government National Mortgage Association or the Federal Home Loan Mortgage
                           Corporation,  but excluding (i) interest only and principal only securities and (ii)  Collateralized  Mortgage
                           Obligations, Real Estate Mortgage Investment Conduits and similar derivative securities.

                  (b) "DTC" shall mean The Depository Trust & Clearing Corporation, or its successor.

                  (c) "Moody's" shall mean Moody's Investors Service, Inc., or its successor.

                  (d) "S&P" shall mean Standard & Poor's Ratings Group, or its successor.

                  (e) Eligible Collateral of the type described in Paragraph 13(b)(ii)(H) may never constitute more than 20% of the total Value of Posted Collateral.

                  (f) With  respect  to Posted  Collateral  consisting  of  Eligible  Collateral  of the type  described  in  Paragraph
                  13(b)(ii)(H),  the aggregate Value of such Posted  Collateral issued by the same issuer may never be greater than 33%
                  of the aggregate Value of all Posted Collateral  consisting of Eligible Collateral of the type described in Paragraph
                  13(b)(ii)(H).

         (iii)    Other  Eligible  Support.  There shall be no "Other  Eligible  Support" for purposes of this Annex,  unless agreed in writing between the parties.

         (iv)     Thresholds.

                  (A)      "Independent Amount" means zero.

                  (B)      "Threshold" shall not apply with respect to the Counterparty and, with respect to Morgan, shall mean the amounts determined on the basis of the lower of the Credit Ratings set forth in the following table, provided, however, that if (i) Morgan has no Credit Rating, or (ii) an Event of Default has occurred and is continuing with respect to Morgan, Morgan's Threshold shall be U.S.$0:

               CREDIT RATING                            THRESHOLD
               (S&P /Moody's)                            Morgan

S&P: A-1 or above.                                      Infinity

Moody's (long-term senior unsecured debt of
Morgan): A1 or above.

Moody's (short-term senior unsecured debt
of Morgan): P-1 or above.

S&P: Below A-1.                                           US$0

Moody's (long-term senior unsecured debt of
Morgan): Below A1 or A1 on negative watch.

Moody's (short-term senior unsecured debt
of Morgan): Below P-1 or P-1 on negative
watch.

             As used herein:

                    "Credit Rating" means, with respect to (a) S&P, the rating assigned by S&P to the short-term senior unsecured debt of Morgan, and (b) Moody's, the rating assigned by Moody's to the long-term senior unsecured debt of Morgan or to the short-term senior unsecured debt of Morgan, as applicable.

              (C) "Minimum Transfer Amount", with respect to a party on any
                           Valuation Date, means U.S. $100,000.

(D)      Rounding.  The Delivery Amount and the Return Amount will be rounded up and down to the nearest  integral  multiple of $1,000, respectively.

(c)      Valuation and Timing.

         (i)      "Valuation Agent" means Morgan.

(ii)     "Valuation  Date" means  weekly on the last Local  Business  Day of each week or more  frequently  if agreed in writing by the parties.

         (iii)    "Valuation  Time" means the close of business in the city of the  Valuation  Agent on the  Valuation  Date or date of calculation, as applicable.

         (iv)     "Notification Time" means 12:00 p.m., New York time, on a Local Business Day.

         (v)      Mark-to-market  Procedures.  This  Agreement  shall be  marked-to-market  no less than  once per week and  additional collateral  should  be  posted  if  necessary.  For as long  as the  Morgan's  rating  is  A-2/BBB+  or  higher,  the mark-to-market  valuations  can be based upon internal  marks.  If JPMC's  rating is BBB or lower,  JPMC shall get an external  verification of its mark on a monthly basis. The verification of the mark can be obtained by an independent third party (i.e. trustee,  administrator,  manager),  and cannot be verified by the same entity more than four times in any 12-month period.  In addition,  the external  mark-to-market  valuations should reflect the higher of two bids from  counterparties  that would be eligible  and willing to provide the cap in the absence of the current  provider.
                  The collateral  requirement  should be based on the greater of the internal and external marks,  and any deficiencies in  collateral  value  must be cured  within  three  days.  JPMC  shall  submit to  Standard  & Poor's  the  internal mark-to-market calculations.

                  Once JPMC has verified the  mark-to-market  valuation,  it shall submit to Standard & Poor's the two bids provided by external parties.

(d)      Conditions Precedent.  Not Applicable.

(e)      Substitution.

         (i)      "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

         (ii)     Consent.  Inapplicable.

(f)      Dispute Resolution.

         (i)      "Resolution  Time" means 1:00 p.m.,  New York time, on the Local  Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

         (ii)     Value.   For the purposes of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support other than Cash will be calculated as follows:

                           (A) with respect to any Eligible Collateral except Cash, the sum of (I) (x) the mean of the high bid and low asked prices quoted on such date by any principal market maker for such Eligible Collateral chosen by the
                  Disputing Party, or (y) if no quotations are available from a principal market maker for such date, the mean of such high bid and low asked prices as of the first day prior to such date on which such quotations were available, plus
                  (II) the accrued interest on such Eligible Collateral (except to the extent Transferred to a party pursuant to any applicable provision of this Agreement or included in the applicable price referred to in (I) of this clause (A)) as of such date; multiplied by the applicable Valuation Percentage.

         (iii)    Alternative.  The provisions of Paragraph 5 will apply.

(g)      Holding and Using Posted Collateral.

         (i)      Eligibility to Hold Posted  Collateral;  Custodians.  Counterparty  and its Custodian will be entitled to hold Posted
                  Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

                  (1)      Counterparty is not a Defaulting Party and

                  (2)      Posted Collateral may be held only in the following jurisdictions:
                           New York State or such other state in the United States where the Counterparty is located.

                  Initially, the Custodian for Counterparty is: None

         (ii)     Use of Posted  Collateral.  The provisions of Paragraph  6(c)(i) will not apply to Counterparty but the provisions of
                   Paragraph 6(c)(ii) will apply to the Counterparty.

(h)      Distributions and Interest Amount.

         (i)      Interest Rate.  "Interest  Rate" will be the annualized  rate of return  actually  achieved on the Posted  Collateral during the related posting period.

         (ii)     Transfer of Interest  Amount.  The Transfer of the Interest  Amount will be made monthly on the second Local Business
                  Day of each calendar month.

         (iii)    Alternative to Interest Amount.  The provisions of Paragraph 6(d)(ii) will apply.

(i)      Additional Representation(s).  Not Applicable.

(j)      Other Eligible Support and Other Posted Support.

         (i)      "Value" with respect to Other Eligible Support and Other Posted Support means: Not Applicable.

         (ii)     "Transfer" with respect to Other Eligible Support and Other Posted Support means: Not Applicable

(k)      Demands and Notices.

All  demands,  specifications  and notices  under this Annex will be made  pursuant to the Notices  Section of this  Agreement,  unless otherwise specified here:

         COUNTERPARTY:

         Morgan:

(l)      Addresses for Transfers.

         Counterparty: as set forth in notices to Morgan from time to time

         Morgan:

(m)      Other Provisions:

                  (i)      Modification  to Paragraph 1: The following  subparagraph  (b) is substituted for  subparagraph  (b) of this
         Annex:

                  (b) Secured Party and Pledgor.  All references in this Annex to the "Secured Party" will be to  Counterparty  and all corresponding references to the "Pledgor" will be to Morgan.

                  (ii)     Modification to Paragraph 2:  The following Paragraph 2 is substituted for Paragraph 2 of this Annex:

                  Paragraph 2. Security  Interest.  The Pledgor hereby pledges to the Secured Party,  as security for its  Obligations, and grants to the  Secured  Party a first  priority  continuing  security  interest  in, lien on and right of Set-Off against all Posted  Collateral  Transferred to or received by the Secured Party  hereunder.  Upon the Transfer by the
                  Secured Party to the Pledgor of Posted  Collateral,  the security  interest and lien granted hereunder on that Posted
                  Collateral will be released immediately and, to the extent possible, without any further action by either party.

                  (iii)    Modification  to Paragraph 9: The following  first clause of Paragraph 9 is substituted for the first clause of Paragraph 9 of this Annex:

                  Paragraph 9.  Representations.  The Pledgor  represents  to the Secured Party (which  representations  will be deemed to be repeated as of each date on which it Transfers Eligible Collateral) that:

                  (iv)     Modifications  to Paragraph 12: The following  definitions of "Pledgor" and "Secured  Party" are substituted for the definitions of those terms contained in Paragraph 12 of this Annex:

                  "Pledgor" means Morgan,  when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

                  "Secured Party" means Counterparty,  when that party (i) makes a demand for or is entitled to receive Eligible Credit
                  Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

                  (v)      Addition to Paragraph  12: The  following  definitions  of "Modified  Exposure"  shall be added  immediately after the definition of the term "Minimum Transfer Amount" and immediately  prior to the definition of the term  "Notification
         Time" in Paragraph 12 of this Annex:

                  "Modified  Exposure"  means,  for any Valuation  Date, an amount equal to the sum of (i) the greater of USD 0 and the
                  Secured  Party's  Exposure for that  Valuation  Date and (ii) the sum of the  Volatility  Buffers  determined  by the
                  Valuation Agent with respect to each Transaction subject to the Agreement.  As used herein:

                           "Volatility Buffer" means, with respect to a Transaction, an amount equal to the product of (a) the Factor applicable to the Transaction and (b) the Notional Amount of the Transaction.

                           "Factor" means, with respect to a Transaction, a percentage dependent on Morgan's Counterparty Rating by
                           S&P or Moody's, as applicable, and the original maturity of the Transaction and determined by the Valuation
                           Agent by reference to the following table:

                           ------------------------- ---------------------- --------------------- -------------------
                           Counterparty Rating         Maturities up to 5   Maturities up to 10    Maturities up to
                           (S&P/Moody's)               years (%)            years (%)              30 years (%)
                           ------------------------- ---------------------- --------------------- -------------------
                           ------------------------- ---------------------- --------------------- -------------------
                           A-2/P-2                     3.25                 4.00                   4.75
                           ------------------------- ---------------------- --------------------- -------------------
                           ------------------------- ---------------------- --------------------- -------------------
                           A-3/P-3                     4.00                 5.00                   6.25
                           ------------------------- ---------------------- --------------------- -------------------
                           ------------------------- ---------------------- --------------------- -------------------
                           BB+ or lower/Ba1 or         4.50                 6.75                   7.50
                           lower
                           ------------------------- ---------------------- --------------------- -------------------

                  (vi)     Modification to Paragraph 12:  Clause "(B)" of the definition of "Value" will be substituted to read in its entirety as follows:

                  "(B) a security,  the bid price  obtained by the Valuation  Agent from one of the Pricing  Sources  multiplied by the applicable Valuation Percentage, if any;"

                  (vii)    Addition to Paragraph 12:  The following definition of "Pricing Sources" shall be added immediately after the definition of the term "Posted Credit Support" and immediately prior to the definition of the term "Recalculation Date"
         in Paragraph 12 of this Annex:

                  "Pricing  Sources"  means the sources of  financial  information  commonly  known as  Bloomberg,  Bridge  Information
                  Services, Data Resources Inc., Interactive Data Services,  International Securities Market Association, Merrill Lynch
                  Securities Pricing Service, Muller Data Corporation, Reuters, Wood Gundy, Trepp Pricing, JJ Kenny, S&P and Telerate.

ACCEPTED AND AGREED:

JPMORGAN CHASE BANK

By:  __________________________________
Name:
Title:

JPMorgan Chase Bank,  National  Association,  not in its individual  capacity but solely as Indenture  Trustee for the benefit of GMACM
HOME EQUITY LOAN TRUST 2006-HE3, GMACM Home Equity Loan-Backed Term Notes, Series 2006-HE3

By:  __________________________________
Name:
Title: